EXECUTIVE SEVERANCE AGREEMENT


     AGREEMENT, dated as of August 19, 1996, by and between Pawling Savings Bank, a New York stock bank corporation (the "Company"), Progressive Bank, Inc. ("Progressive") both having offices at 1301 Route 52, Fishkill, New York 12524-7000, and John A. Eickman, whose residence is 710 Meadow Road, Bridgewater, New Jersey 08807 ("Eickman").

     The Company's Board of Directors considers the continued services of key executives of the Company to be in the best interest of the Company and its stockholder.

     The Company's Board of Directors desires to assure and has determined that it is appropriate and in the best interests of the Company and its stockholder to reinforce and encourage, the continued attention and dedication of key executives of the Company to their duties without personal distraction in circumstances arising from the possibility or occurrence of a change in control of the Company.

     The Company is a wholly owned subsidiary of Progressive, the stock of which is traded on the NASDAQ market.

     In consideration of the premises and the covenants and agreements contained herein, and other good and valuable consideration, the Company, Progressive and Eickman agree as follows:

     1. Services During Certain Events. In the event a proposal is made to effect a Change in Control (as defined in Section 3 hereof), Eickman agrees that he will not voluntarily leave the employ of the Company and will render the services contemplated in the recitals of this Agreement until such proposal for a Change in Control is terminated or abandoned or until six (6) months after a Change in Control has occurred. If a proposal is made, Eickman shall be notified of same within a reasonable period of time.

     2. Termination. For purposes of this Agreement, a "Termination" shall be deemed to have occurred in the event that Eickman's employment by the Company is terminated at any time from the date of the proposal to two years following a Change in Control:

        (a) by the Company for reasons other than "cause" (as defined in Section 5 hereof), "disability" (as defined in Section 5 hereof), death or attainment of age 65;

        (b) by Eickman following the occurrence of any of the following events without Eickman's consent:

            (i) the assignment to Eickman of any duties or responsibilities that are inconsistent with his position, duties, responsibilities or status immediately preceding such Change in Control, or a change in his reporting responsibilities or titles within the Company in effect at such time resulting in a reduction of his duties, responsibilities or position at the Company;

            (ii) a reduction of the Eickman's annual salary unless it is part of a general salary reduction plan affecting other Executives;

            (iii) a material reduction in any year of the ratio of bonus, incentive compensation or fringe benefits received by Eickman pursuant to any bonus, incentive or fringe benefit plan (the "Benefit Plans") to his annual salary in such year, which reduction is greater than the average reduction in the ratio of such incentive compensation or fringe benefits to annual salary received by all participants under the Benefit Plans; as used here, adjustments to incentive compensation based upon personal or general business performance will not be considered material;

            (iv) a material increase in the amount of travel required of Eickman (i.e., 40 miles or more from his residence) in connection with his employment by the Company, or the transfer of Eickman to a location requiring a change in his residence; or

            (v) any failure by the Company or Progressive to comply with and satisfy Section 7 of this Agreement; or

        (c) by Eickman, if he shall determine in his absolute discretion (and give notice to the Company's Board of Directors specifying what it is that prevents him from performing his duties) that due to the Change in Control (including any changes in circumstances at the Company that directly or indirectly affect Eickman's position, duties, responsibilities or status immediately preceding the change in Control) he is no longer able effectively to discharge his duties and responsibilities and the situation is not remedied to the reasonable satisfaction of Eickman within 30 days of receipt by the Company of written notice from Eickman of such determination.

     3. Change in Control. For purposes of this Agreement, a "Change in Control" of the Company shall be deemed to have occurred if:

        (a) Progressive shall approve (i) any consolidation or merger of the Company or any subsidiary of the Company where (A) the stockholder of the Company, (Progressive), immediately prior to such consolidation or merger, would not, immediately after such consolidation or merger, beneficially own, directly or indirectly, Voting Securities (as defined below) representing in the aggregate more than 50% of the combined voting power of the Voting Securities of the surviving entity (or of its ultimate parent corporation, if any) or (B) the members of the Board of Directors of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, constitute a majority of the Board of Directors of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any) or (ii) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company; or

        (b) the stockholders of Progressive shall approve any consolidation or merger of Progressive where (A) the stockholders of Progressive, immediately prior to such consolidation or merger, would not, immediately after such consolidation or merger, beneficially own, directly of indirectly, Voting Securities (as defined below) representing in the aggregate more than 50% of the combined voting power of the Voting Securities of the surviving entity (or of its ultimate parent corporation, if any) or (B) the members of the Board of Directors of Progressive, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, constitute a majority of the Board of Directors of the Corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any) or (C) any sale, lease or exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all the assets of Progressive; or

        (c) individuals who, as of the date hereof, constitute the entire Board of Directors of the Company or Progressive (the "Incumbent Directors") cease for any reason to constitute a majority of the Board, provided that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's or Progressive's stockholders, was approved by a vote of at least a majority of the then Incumbent Directors (other than an election or nomination of an individual whose assumption of office is the result of an actual or threatened election contest relating to the election of directors of the Company or Progressive, as such terms are used in Rule 14a-11 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), shall be, for purposes of this Agreement, considered as though such individual were an Incumbent Director;

Notwithstanding the foregoing, a "Change in Control" of the Company or Progressive shall not be deemed to have occurred for purposes of the foregoing clause (c) solely as the result of an acquisition of securities by the Company or Progressive which, by reducing the number of Common Shares of the Voting Securities outstanding increases (i) the proportionate number of Common Shares beneficially owned by any person to more than 50% of the Common Shares then outstanding or (ii) the proportionate voting power represented by more than 50% of the combined voting power of all then outstanding Voting Securities beneficially owned by any person to more than 50% of the combined voting power of all then outstanding Voting Securities;

As used herein, the term "Voting Securities" when used with respect to a corporation shall mean all the then outstanding securities of such corporation entitled under ordinary circumstances to vote in the election of the directors of such corporation.

     4. Rights and Benefits upon Termination or Change in Control.

        (a) Severance Payment. Subject to Sections 5 and 10(a) hereof, in the event of Termination, the Company shall pay Eickman, in a lump-sum payment an amount equal to 2.99 times Eickman's average annual compensation for his years of service prior to the date of Change of Control (not to exceed five years).

        (b) Stock Options. Immediately prior to a change in Control, all outstanding options to buy Progressive stock held by Eickman shall be deemed to be and shall become fully vested and immediately exercisable.

     5. Conditions to the Obligations of the Company. The rights and benefits provided in Section 4 hereof shall not accrue to Eickman if any of the following events shall occur:

        (a) The Company shall terminate Eickman's employment or consultancy for "cause". For purposes of this Agreement, termination of employment or consultancy for "cause" shall mean (i) Eickman's conviction for, or pleas of nolo contendere to, a crime involving a felony, (ii) Eickman's commission of an act of personal dishonesty or breach of fiduciary duty resulting in each case in substantial personal profit in connection with Eickman's employment by the Company, (iii) willful and gross misconduct by Eickman in the course of his duties, (iv) deliberate and intentional continuing refusal by Eickman to perform duties or responsibilities that are properly assigned to Eickman (except for non-performance because of incapacity due to illness or accident) which refusal is not cured by Eickman within 30 days after receipt by him of written notice with respect thereto; or termination directed by the Superintendent of Banks, the Federal Deposit Insurance Corporation, or similar regulatory authority.

        (b) Following a Termination, Eickman shall not within ten days after receiving a written request to do so, resign as a director and/or officer of the Company and of each subsidiary and affiliate of the Company of which he is then serving as a director and/or officer.

        (c) The Company shall terminate Eickman's employment or consultancy for "disability". For purposes of this Agreement, "disability" shall mean a physical or psychological condition of Eickman which renders him unable to perform his duties for the Company for a period for six months or longer, as confirmed in writing by Eickman's independent physician.

     6. Arbitration and Expenses.

        (a) Any dispute or controversy arising under or in connection with this Agreement shall be settled by arbitration, conducted before a panel of three arbitrators in White Plains, New York in accordance with the rules of the American Arbitration Association then in effect. The arbitrators shall be approved by both the Company and Eickman and their decision shall be binding on the parties and conclusive for all purposes. Judgment may be entered on the arbitrator's award in any court having jurisdiction. The expense of such arbitration shall be borne by the Company.

        (b) The Company shall pay or reimburse Eickman on a current basis within ten days after submission of bills by Eickman for all reasonable costs and expenses (including, without limitation, attorney's fees) incurred by Eickman as a result of any claim, action or proceeding (including a claim, action or proceeding in which Eickman prevails against the Company) arising out of, or challenging the validity, advisability or enforceability of, this Agreement or any provision hereof.

     7. Successors. The Company and Progressive shall cause any successor (whether direct of indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company, to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Upon transfer of the business the new entity will be responsible for performance of this Agreement. As used herein, ("the Company") shall include any successor to all or substantially all of the Company's business or assets which executes and delivers an agreement provided for in this Section 7 or which otherwise becomes bound by all the term and provisions or this Agreement by operation of law.

     8. Notice of Termination. Any termination of Eickman's employment by the Company shall be communicated to Eickman at the address set forth above (or such other address as Eickman shall have notified the Company in writing for purposes of this Agreement) in a written notice and, except for termination of "cause", shall specify a termination date no sooner than 31 days after the giving of such notice.

     9. Term of Agreement. This Agreement shall terminate on December 31, 1998; provided, however, that this Agreement shall automatically renew upon the anniversary date for successive two-year terms unless the Company's Board of Directors notifies Eickman in writing at least 30 days prior to a December 31st expiration date that it does not wish to renew the Agreement for an additional term; and provided further that if a Change in Control occurs during the term of an additional term of this Agreement, the Agreement shall continue in effect for two years following such Change in Control.

     10. Miscellaneous.

        (a) Other Severance Payments. The severance payment provided under
Section 4(a) hereof shall be offset by any other severance payment which Eickman receives under any Severance Plan of the Company or Progressive or under any other agreement between the undersigned and Progressive or the Company, including damages for breach of any such agreement.

        (b) Assignment. No right, benefit or interest hereunder shall be subject to assignment, anticipation, alienation, sale, encumbrance, charge, pledge, hypothecation or set-off in respect of any claim, debt or litigation, or to execution, attachment, levy or similar process.

        (c) Construction of Agreement. Nothing in this Agreement shall be construed to amend any provision of any plan or policy of the Company. This Agreement is not, and nothing herein shall be deemed to create, a commitment of continued employment of Eickman by the Company.

        (d) Amendment. This agreement may not be amended, modified or canceled except by written agreement of the parties.

        (e) Waiver. No provision of this Agreement may be waived except by a writing signed by the party to be bound thereby.

        (f) Severability. In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions of this Agreement shall remain in full force and effect to the fullest extent permitted by law.

        (g) Taxes. Any payment or delivery required under this Agreement shall be subject to all requirements of the law with regard to withholding of taxes, filing, making of reports and the like, and the Company shall use its best efforts to satisfy promptly all such requirements.

        (h) Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of New York.

        (i) Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties hereto with respect to the matters covered hereby.

                                   PAWLING SAVINGS BANK


                                   By: /s/ Elizabeth P. Allen
                                       ---------------------------
                                       Elizabeth P. Allen
                                       Chairman of the Board


                                   PROGRESSIVE BANK, INC.


                                   By: /s/ Thomas C. Aposporos
                                       ----------------------------
                                       Thomas C. Aposporos
                                       Chairman of the Board


                                       /s/ John A. Eickman
                                       ----------------------------
                                       John A. Eickman
                                       Individually

                          EXECUTIVE SEVERANCE AGREEMENT

      AGREEMENT, dated as of March 31, 1993, by and between Pawling Savings Bank, a New York stock bank corporation (the "Company"), Progressive Bank, Inc. ("Progressive") both having offices at Akindale Road, Pawling, New York 12564, and Robert A. Gabrielsen, whose residence address is Harden Drive, LaGrangeville, New York 12540 ("Gabrielsen").

      The Company's Board of Directors considers the continued services of key executives of the Company to be in the best interest of the Company and its stockholder.

      The Company's Board of Directors desires to assure and has determined that it is appropriate and in the best interests of the Company and its stockholder to reinforce and encourage, the continued attention and dedication of key executives of the Company to their duties without personal distraction in circumstances arising from the possibility or occurrence of a change in control of the Company.

      The Company is a wholly owned subsidiary of Progressive the stock of which is traded on the NASDAQ market.

      In consideration of the premises and the covenants and agreements contained herein, and other good and valuable consideration, the Company, Progressive and Gabrielsen agree as follows:

      1. Services During Certain Events. In the event a proposal is made to effect a Change in Control (as defined in Section 3 hereof), Gabrielsen agrees that he will not voluntarily leave the employ of the Company and will render the services contemplated in the recitals of this Agreement until such proposal for a Change in Control is terminated or abandoned or until six (6) months after a Change in Control has occurred. If a proposal is made, Gabrielsen shall be notified of same within a reasonable period of time.

      2. Termination. For purposes of this Agreement, a "Termination" shall be deemed to have occurred in the event that Gabrielsen's employment by the Company is terminated at any time from the date of the proposal to two years following a Change in Control:

            (a) by the Company for reasons other than "cause" (as defined in Section 5 hereof), "disability" (as defined in Section 5 hereof), death or attainment of age 65;

            (b) by Gabrielsen following the occurrence of any of the following events without Gabrielsen's consent:

                  (i) the assignment to Gabrielsen to any duties or responsibilities that are inconsistent with his position, duties, responsibilities or status immediately preceding such Change in Control, or a change in his reporting responsibilities or titles within the Company in effect at such time resulting in a reduction of his responsibilities or position at the Company;

                  (ii) a reduction of the Gabrielsen's annual salary unless it is part of a general salary reduction plan affecting other Executives;

                  (iii) a material reduction in any year of the ratio of bonus, incentive compensation or fringe benefits received by Gabrielsen pursuant to any bonus, incentive or fringe benefit plan (the "Benefit Plans") to his annual salary in such year, which reduction is greater than the average reduction in the ratio of such incentive compensation or fringe benefits to annual salary received by all participants under the Benefit Plans; as used here, adjustments to incentive compensation based upon personal or general business performance will not be considered material;

                  (iv) a material increase in the amount of travel required of Gabrielsen (i.e., 40 miles or more from his residence) in connection with his employment by the Company, or the transfer of Gabrielsen to a location requiring a change in his residence; or

                  (v) any failure by the Company to comply with and satisfy
Section 7 of this Agreement; or

            (c) by Gabrielsen, if he shall determine in his absolute discretion (and give notice to the Company's Board of Directors specifying what it is that prevents him from performing his duties) that due to the Change in Control (including any changes in circumstances at the Company that directly or indirectly affect Gabrielsen's position, duties, responsibilities or status immediately preceding the change in Control) he is no longer able effectively to discharge his duties and responsibilities and the situation is not remedied to the reasonable satisfaction of Gabrielsen within 30 days of receipt by the Company of written notice from Gabrielsen of such determination.

      3. Change in Control. For purposes of this Agreement, a "Change in Control" of the Company shall be deemed to have occurred if:

            (a) Progressive shall approve (i) any consolidation or merger of the Company or any subsidiary of the Company where (A) the stockholder of the Company, (Progressive), immediately prior to such consolidation or merger, would not, immediately after such consolidation or merger, beneficially own, directly or indirectly, Voting Securities (as defined below) representing in the aggregate more than 50% of the combined voting power of the Voting Securities of the surviving entity (or of its ultimate parent corporation, if any) or (B) the members of the Board of Directors of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, constitute a majority of the Board of Directors of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any) or (ii) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company;

      (b) the stockholders of Progressive shall approve any consolidation or merger of Progressive where (A) the stockholders of Progressive, immediately prior to such consolidation or merger, would not, immediately after such consolidation or merger, beneficially own, directly or indirectly, Voting Securities (as defined below) representing in the aggregate more than 50% of the combined voting power of the Voting Securities of the surviving entity (or of its ultimate parent corporation, if any) or (B) the members of the Board of Directors of Progressive, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, constitute a majority of the Board of Directors of the Corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any) or (C) any sale, lease or exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all the assets of Progressive;

      (c) individuals who, as of the date hereof, constitute the entire Board of Directors of the Company or Progressive (the "Incumbent Directors") cease for any reason to constitute a majority of the Board, provided that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's or Progressive's stockholders, was approved by a vote of at least a majority of the then Incumbent Directors (other than an election or nomination of an individual whose assumption of office is the result of an actual or threatened election contest relating to the election of directors of the Company or Progressive, as such terms are used in Rule 14a-11 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), shall be, for purposes of this Agreement, considered as though such individual were an Incumbent Director; or

Notwithstanding the foregoing, a "Change in Control" of the Company or Progressive shall not be deemed to have occurred for purposes of the foregoing clause (c) solely as the result of an acquisition of securities by the Company or Progressive which, by reducing the number of Common Shares of the Voting Securities outstanding increases (i) the proportionate number of Common Shares beneficially owned by any person to more than 50% of the Common Shares then outstanding or (ii) the proportionate voting power represented by more than 50% of the combined voting power of all then outstanding Voting Securities;

As used herein, the term "Voting Securities" when used with respect to a corporation shall mean all the then outstanding securities of such corporation entitled under ordinary circumstances to vote in the election of the directors of such corporation.

      4. Rights and Benefits upon Termination or Change in Control.

            (a) Severance Payment. Subject to Sections 5 and 10(a) hereof, in the event of Termination, the Company shall pay Gabrielsen, in a lump-sum payment an amount equal to 2.99 times Gabrielsen's average annual compensation for his years of service prior to the date of Change of Control (not to exceed five years).

            (b) Stock Options. Immediately prior to a change in Control, all outstanding options to buy Progressive stock held by Gabrielsen shall be deemed to be and shall become fully vested and immediately exercisable.

      5. Conditions to the Obligations of the Company. The rights and benefits provided in Section 4 hereof shall not accrue to Gabrielsen if any of the following events shall occur:

            (a) The Company shall terminate Gabrielsen's employment or consultancy for "cause". For purposes of this Agreement, termination of employment or consultancy for "cause" shall mean (i) Gabrielsen's conviction for, or pleas of nolo contendere to, a crime involving a felony, (ii) Gabrielsen's commission of an act of personal dishonesty or breach of fiduciary duty resulting in each case in substantial personal profit in connection with Gabrielsen's employment by the Company, (iii) willful and gross misconduct by Gabrielsen in the course of his duties, (iv) deliberate and intentional continuing refusal by Gabrielsen to perform duties or responsibilities that are properly assigned to Gabrielsen (except for non-performance because of incapacity due to illness or accident) which refusal is not cured by Gabrielsen within 30 days after receipt by him of written notice with respect thereto; or termination directed by the Superintendent of Banks, the Federal Deposit Insurance Corporation, or similar regulatory authority.

            (b) Following a Termination, Gabrielsen shall not within ten days after receiving a written request to do so, resign as a director and/or officer of the Company and of each subsidiary and affiliate of the Company of which he is then serving as a director and/or officer.

            (c) The Company shall terminate Gabrielsen's employment or consultancy for "disability". For purposes of this Agreement, "disability" shall mean a physical or psychological condition of Gabrielsen which renders him unable to perform his duties for the Company for a period for six months or longer, as confirmed in writing by Gabrielsen's independent physician.

      6. Arbitration and Expenses.

            (a) Any dispute or controversy arising under or in connection with this Agreement shall be settled by arbitration, conducted before a panel of three arbitrators in White Plains, New York in accordance with the rules of the American Arbitration Association then in effect. The arbitrators shall be approved by both the Company and Gabrielsen and their decision shall be binding on the parties and conclusive for all purposes. Judgment may be entered on the arbitrator's award in any court having jurisdiction. The expense of such arbitration shall be borne by the Company.

            (b) The Company shall pay or reimburse Gabrielsen on a current basis within ten days after submission of bills by Gabrielsen for all reasonable costs and expenses (including, without limitation, attorney's fees) incurred by Gabrielsen as a result of any claim, action or proceeding (including a claim, action or proceeding in which Gabrielsen prevails against the Company) arising out of, or challenging the validity, advisability or enforceability of, this Agreement or any provision hereof.

      7. Successors. The Company and Progressive shall cause any successor (whether direct of indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company, to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Upon transfer of the business the new entity will be responsible for execution of this contract. As used herein, ("the Company") shall include any successor to all or substantially all of the Company's business or assets which executes and delivers an agreement provided for in this Section 7 or which otherwise becomes bound by all the terms and provisions or this Agreement by operation of law.

      8. Notice of Termination. Any termination of Gabrielsen's employment by the Company shall be communicated to Gabrielsen at the address set forth above (or such other address as Gabrielsen shall have notified the Company in writing for purposes of this Agreement) in a written notice and, except for termination of "cause", shall specify a termination date no sooner than 31 days after the giving of such notice.

      9. Term of Agreement. This Agreement shall terminate on December 31,1995; provided, however, that this Agreement shall automatically renew upon the anniversary date for successive two-year terms unless the Company's Board of Directors notifies Gabrielsen in writing at least 30 days prior to a December 31st expiration date that it does not wish to renew the Agreement for an additional term; and provided further that if a Change in Control occurs during the term of an additional term of this Agreement, the Agreement shall continue in effect for two years following such Change in Control.

      10. Miscellaneous.

            (a) Other Severance Payments. The severance payment provided under
Section 4(a) hereof shall be offset by any other severance payment which Gabrielsen receives under any Severance Plan of the Company or Progressive or under any other agreement between the undersigned and Progressive or the Company, including damages for breach of any such agreement.

            (b) Assignment. No right, benefit or interest hereunder shall be subject to assignment, anticipation, alienation, sale, encumbrance, charge, pledge, hypothecation or set-off in respect of any claim, debt or litigation, or to execution, attachment, levy or similar process.

            (c) Construction of Agreement. Nothing in this Agreement shall be construed to amend any provision of any plan or policy of the Company. This Agreement is not, and nothing herein shall be deemed to create, a commitment of continued employment of Gabrielsen by the Company.

            (d) Amendment. This agreement may not be amended, modified or canceled except by written agreement of the parties.

            (e) Waiver. No provision of this Agreement may be waived except by a writing signed by the party to be bound thereby.


            (f) Severability. In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions of this Agreement shall remain in full force and effect to the fullest extent permitted by law.

            (g) Taxes. Any payment or delivery required under this Agreement shall be subject to all requirements of the law with regard to withholding of taxes, filing, making of reports and the like, and the Company shall use its best efforts to satisfy promptly all such requirements.

            (h) Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of New York.

            (i) Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties hereto with respect to the matters covered hereby.

                                             PAWLING SAVINGS BANK


                                             By: /s/ Donald B. Dedrick
                                                 -------------------------------
                                                 Donald B. Dedrick
                                                 Chairman of the Board


                                             PROGRESSIVE BANK, INC.


                                             By: /s/ Thomas C. Aposporos
                                                 -------------------------------
                                                 Thomas C. Aposporos
                                                 Chairman of the Board


                                                 /s/ Robert A. Gabrielsen
                                                 -------------------------------
                                                 Robert A. Gabrielsen
                                                 Individually